UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

RICE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40503	98-1580612
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

102 East Main Street, Second Story
Carnegie, Pennsylvania 15106
(Address of principal executive offices, including zip code)

(713) 446-6259
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	RONI U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RONI	The New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	RONI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 18, 2021, Rice Acquisition Corp. II (the “Company”) completed its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units that were issued pursuant to the underwriters’ exercise in full of their over-allotment option. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company par value $0.0001 per share (the “Class A Ordinary Shares”) and one-fourth of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

On June 18, 2021, substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 10,900,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to Rice Acquisition Sponsor II LLC. Each Private Placement Warrant is exercisable to purchase for $11.50 one Class A Ordinary Share of the Company or, in certain circumstances, one Class A unit of Rice Acquisition Holdings II LLC, together with a corresponding Class B ordinary share of the Company, par value $0.0001 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $345,026,000, including $11,721,500 of deferred underwriting discounts and commissions, has been deposited into a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of June 18, 2021 of the Company, reflecting receipt of the proceeds upon the closing of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of June 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ACQUISITION CORP. II

Date: June 24, 2021	By:	/s/ James Wilmot Rogers
		Name:	James Wilmot Rogers
		Title:	Chief Accounting Officer

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